EFFECTIVE MANAGEMENT SYSTEMS, INC.
              SOFTWARE LICENSE, PROFESSIONAL SERVICES, AND SUPPORT
                               PURCHASE AGREEMENT


         This Purchase Agreement ("Agreement") is made and entered into as of the 6th day of July, 1998, by and between EFFECTIVE MANAGEMENT SYSTEMS, INC. ("EMS"), a Wisconsin corporation with offices at 12000 West Park Place, Milwaukee, Wisconsin 53224 and KELLER MANUFACTURING COMPANY ("Buyer") an Indiana corporation with offices at 701 North Water Street, Corydon, IN 47112-0008.

                                 R E C I T A L S

     0.1 EMS has certain rights to license computer software and sell computer hardware, and offers certain services in connection with those activities.

     0.2 Buyer desires to purchase and EMS is willing to license, sell, or provide certain of such goods and services subject to the terms and conditions that follow:

1.       DEFINITIONS

The following terms, when used in this Agreement shall have the following meanings:

     1.1 "Products" means, except where the context requires otherwise, any of the following:

         1.1.1 The Application Software, Third Party Software, and other items as listed on Exhibit A, which is incorporated herein by this reference,

         1.1.2 The Professional Services projects, sometimes "Services", as set forth on or authorized pursuant to Exhibit B, which is incorporated herein by this reference, and

         1.1.3 The Support services, and other items as listed on Exhibit C, as amended from time to time, for the Term set forth on Exhibit C, which is incorporated herein by this reference.

     1.2 "Application Software" means the totality of EMS' TCM(TM) application software standard modules, programs, processes, and routines made available under this license from EMS and used in the processing of information. It includes machine readable code, generally referred to as object code, and related ancillary materials such as user instructions, design, specifications, and any other reference documentation made available for general distribution. It also includes vocabularies and other items generally referred to as source code, except with respect to those portions referred to as DNC and Foundation Routines.

     1.3 "Third Party Software" or "TPS" means software other than Application Software or Operating System software.

     1.4 "Price" means, with respect to this Agreement, the sum of the prices set forth on Exhibits A, B, and C for the Products and, with respect to each Exhibit, the sum of the prices for the Products set forth on the Exhibit.

     1.5 "Computer System" means the Hardware with the Operating System set forth on Exhibit A on which the Application Software is authorized for use in order to perform various data processing functions.

     1.6 "Hardware" means the combination of the machine types and other hardware products which, together with the Operating System, can perform one or more data processing functions when utilizing the Application Software.

     1.7 "Operating System" means the software necessary to operate the Hardware.

     1.8 "Location" means the location set forth on Exhibit A.

     1.9 "User" means any Computer System session, i.e., user log-in, running the Operating System and Application Software, either attached or detached.

     1.10 "Customizations" means any and all changes, modifications, or enhancements to the Application Software, as well as derivative works, developed by Buyer, for Buyer by third parties, or by EMS under separate Project Authorization, regardless by whom paid.

     1.11 "Professional Services" means services provided by EMS to Buyer on a time and materials or fixed price basis, whether they occur at Buyer's site, at EMS, or over the telephone and whether authorized in this Agreement or by separate Project Authorization as described in Exhibit B. The most common Professional Services are training, consulting, installation, data conversions, and Customizations.

     1.12 "Support" means the Upgrade, and Telephone Support services purchased by the Buyer under Exhibit C of this Agreement for the standard, unmodified, Application Software.

     1.13 "Upgrade" means the Application Software Upgrade Plan service provided by EMS to Buyer on a periodic basis under which EMS makes available the latest versions of Application Software previously licensed to Buyer.

     1.14 "Telephone Support" means a service provided by EMS to Buyer on a periodic Telephone Support Plan basis under which EMS makes available various levels of telephone support.

2. LICENSE AND PURCHASE

     2.1 Grant. Subject to all the terms and conditions of this License, and upon payment of the Price as applicable, EMS grants to Buyer the nonexclusive, nontransferable, forty (40) year right and license to use, but not own, the Application Software and to use, but not own, Customizations, on the Computer System, at the Location, in Buyer's own business, and solely for Buyer's own internal operations at the User level. The Buyer's right to use TPS Products is subject to the terms of their respective agreements which Buyer shall execute if required. Customizations, as well as TPS Products not covered by standard EMS Support under Exhibit C, may be supported on a time and materials basis under Project Authorizations separately entered into pursuant to Exhibit B.

     2.2 Security. Buyer agrees to use and not to attempt to defeat the present and any future security system of the Products.

     2.3 Application Development Language License. By execution of this Agreement, Buyer acknowledges having read and understood, agrees to comply with and be bound by the application development language license attached hereto as Exhibit AA, and is hereby granted the right to use the application development language as therein set forth. EMS is hereby authorized by Buyer, if required by the application development language owner, to execute same on behalf of Buyer as attached.

     2.4 DNC and Foundation Routines Source Code. EMS agrees, upon request and at Buyer's expense, to escrow the DNC and Foundation Routines excluded from the Application Software under terms that will permit Buyer to access such source code, for use under the terms and conditions of this Agreement, upon presentation to the escrow agent of a court order finding that EMS has ceased business operations through dissolution or the like. EMS will, upon request, provide Buyer with the name and location of the escrow agent.

     2.5 Purchase. Subject to all the terms and conditions of this Agreement, Buyer agrees to purchase the Professional Services Products as set forth in Exhibit B and the Support and any other Products as set forth in Exhibit C at the Prices also set forth in those Exhibits, except that Buyer is not committing to purchase any items set forth as "Estimated" amounts on Exhibit B unless and until a Project Authorization is completed as specified in Exhibit B for any such item.

3. PAYMENT

     3.1 Timing. Buyer shall pay EMS for the Products as follows:

          3.1.1 A down payment of 50 percent of the Application Software and TPS Price upon execution of this Agreement and shall pay the balance of the Price upon Acceptance as defined below in Paragraph 4.3. Buyer shall pay for other items as set forth on Exhibit A.

          3.1.2      Buyer shall pay EMS for Professional Services as incurred.

          3.1.3 Buyer shall pay EMS for Support and any other Products set forth in Exhibit C the Price set forth in Exhibit C in advance of the Term as defined in Exhibit C.

     3.2 Currency. All prices are expressed in United States currency unless otherwise noted and all purchases are F.O.B. point of shipment unless otherwise noted.

     3.3 Related Costs. In addition to the Price, Buyer shall pay EMS, or certify that payment has been made, for any sales, use, or other tax or related payment applicable to the sale or licensing of the Products, and actual shipping and related insurance charges.

4.       DELIVERY, INSTALLATION, AND ACCEPTANCE

     4.1 Estimated Dates. Any stated delivery, installation, or other performance date shall be regarded as an estimated date only, which EMS shall make reasonable efforts to meet. EMS' acceptance of this Agreement is conditioned on review and approval by EMS' Credit Department.

     4.2 Changes. Buyer may not make any changes to delivery, installation, or other performance of services schedules once agreed except with EMS's prior written consent, which shall not be unreasonably withheld.

     4.3 Acceptance.

          4.3.1 EMS shall deliver the Exhibit A software Products to Buyer or, if separately agreed to, install such Products on the Computer System at the Location and demonstrate to Buyer that the Application Software Products perform on the Computer System. All the Exhibit A Products shall be deemed accepted by Buyer and Acceptance shall be deemed to have occurred upon delivery or, if installed by EMS, upon the earlier of the completion of the Application Software demonstration or 30 days after delivery.

          4.3.2 EMS shall perform or deliver the Exhibit B Services or Products as set forth on Exhibit B. Such Services or Products shall be deemed Accepted by Buyer upon performance or delivery as called for.

          4.3.3      Buyer  may   not  cancel  or  reschedule  any   Application
                     Software, or Special Products and Services or portion thereof after pickup, delivery or installation.

          4.3.4 Buyer may not cancel Software Customization, Professional Services, Software Maintenance Plan(s), or Data Conversion after the respective services are provided to Buyer.

5. BUYER'S AND EMS' REMEDIES

     5.1 Arbitration. Any controversy or claim arising out of or relating to this Agreement or its breach, shall only be settled in accordance with the Commercial Rules of the American Arbitration Association in Milwaukee, WI and judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     5.2 Termination. In addition to any other termination provisions herein, this Agreement may be terminated by either party in the event the other party should fail to perform any of its obligations hereunder and should fail to remedy such nonperformance within thirty (30) calendar days after written demand, provided, however, that upon a second breach of the same obligation by such party, the other party hereto may forthwith terminate this Agreement upon written notice to the breaching party and failure to cure within five (5) calendar days.

     5.3 After Termination. Upon the termination of this Agreement for any reason, both parties shall return to the others as appropriate all Product and Confidential Information, as defined in Paragraph 7.2, in the other's possession or, with the other's approval, destroy such information with certification by an officer. The parties' obligations relating to Confidential Information shall survive the termination of this Agreement.

6. WARRANTY AND LIMITATION OF LIABILITY

     6.1 Warranty.

          6.1.1 EMS warrants that the Application Software does not infringe a third party's property rights. EMS further warrants that it has the right to sell or license the Application Software and Third Party Software to Buyer pursuant to the terms of this Agreement and, to the extent authorized, passes on to Buyer all available TPS warranties. EMS further warrants that for as long as Buyer subscribes to the EMS Telephone Support Plan, the Application Software will perform in essential compliance with its official products manual specifications. EMS makes no other warranty with respect to Third Party Software, which is covered by whatever warranty, if any, each such Third Party may separately provide directly to the Buyer. EMS also represents that Third Party Software will work in concert with the Application Software if such Third Party Software is covered under Software Support Services in Exhibit C herein, and such representation is specifically set forth in Exhibit C.

           6.1.2 EMS warrants that it has the right to sell or license the Professional Services Products to buyer pursuant to the terms of this Agreement and that its Customization Products will perform in essential compliance with their Project Authorization design requirements for a period of three (3) months from acceptance.

           6.1.3 EMS warrants that it has the right to sell or license the Exhibit C Products to Buyer pursuant to the terms of this Agreement and that the Support will be performed in essential compliance with the Support plans set forth in Exhibit C.

     6.2 No Other Warranty. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     6.3 Limitation of Liability.

                  6.3.1 In the event the Products sold or licensed by EMS do not conform to their above respective warranty, EMS' entire liability and Buyer's sole remedy will be, in EMS' sole discretion, either a) the correction of the problem by replacement or rework of the Product, or
         b) a refund of any fees actually paid relating thereto and proportional to the remaining Term of the underlying license if Application Software or Professional Services are involved, or in proportion to the Term of Support remaining if Support services are involved. Where EMS chooses to correct or rework the Application Software, it will perform the following: 1) for Application Software which is licensed as part of the initial purchase, EMS will investigate, develop and make available programming corrections as appropriate, in machine readable form, at no charge to Buyer except for EMS's direct out of pocket expenses, (meals, lodging, and transportation for on-site work, and phone charges for remote work) except that subsequent to the first twelve (12) months after Acceptance, Buyer is responsible for detailed investigation of a suspected non-compliance; 2) for Application Software which is subsequently licensed or upgraded to a newer version, EMS will investigate, develop and make available programming corrections as appropriate, in machine readable form, at no charge to the Buyer except for EMS's direct out of pocket expenses, except that subsequent to the first three (3) months after Acceptance, Buyer is responsible for detailed investigation of a suspected non-compliance. In both 1) and 2) Buyer is responsible for applying the corrections to its copy of the Application Software.

                  6.3.2 In the event of a breach by EMS of the non-infringement warranty in 6.1.1, but subject to the same limitations on liability in 6.3.1b, EMS shall be responsible for Buyer's reasonable attorney fees and any damages finally awarded so long as Buyer has promptly given EMS notice of such claim, offered to turn over defense of the claim to EMS, and fully informed and cooperated with EMS in the defense of the claim.

                  6.3.3 In the event of a non-warranty breach of this Agreement by EMS, Buyer's sole recovery shall be for its actual damages, not to exceed any fees it actually paid to EMS pursuant to this Agreement.

                  6.3.4 IN NO EVENT SHALL EMS BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL, GENERAL, OR SPECIAL DAMAGES EVEN THOUGH THE PARTIES MAY BE AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

     6.4 Access. EMS or its designated agent shall have reasonable access to the Computer System to perform any warranty and maintenance services when and as required and to determine if the Products provided to Buyer are being used in conformance to this Agreement.

7. CONFIDENTIALITY

     7.1 Third Party Proprietary Property. Some of the Products provided pursuant to this Agreement may constitute the trade secrets and proprietary properties of EMS or other licensing suppliers pursuant to agreements with those suppliers. Buyer agrees to include on any permitted copies made of the Products, the same proprietary notices or legends that appear on the materials it receives. Buyer also agrees to use reasonable efforts to procedurally protect those materials and the information they contain from transfer, disclosure, or use by any employee, entity, or other person, other than as expressly permitted. Buyer agrees to notify EMS or the third party owner, as appropriate, immediately of any violation of this provision it becomes aware of or suspects.

     7.2 Confidential Information. Buyer and EMS acknowledged that, in connection with the Products purchased or licensed pursuant to this Agreement, EMS has provided or may provide Buyer with discs, tapes, or other software media; documents; or information through discussions relating to its or its licensors' products, processes, programs, plans, customers, or the like and that EMS will receive non-public information concerning the business of Buyer. All such information, whether of a Trade Secret or non-Trade Secret nature, shall be deemed Confidential Information and shall be kept in the strictest confidence and trust and may not be disclosed to other than Buyer's or EMS's own employees having a need to know the information in furtherance of this Agreement, without the express written consent of EMS or Buyer as applicable, which consent shall not be unreasonably withheld.

8.       MISCELLANEOUS

     8.1 Entire Agreement. This Agreement, which includes the Exhibits attached hereto, constitutes the entire Agreement between the parties with regard to the Products, superseding any prior proposals or agreements. Any provisions of this Agreement prohibited by law shall, without invalidating the remaining provisions hereof, be ineffective to the extent of the prohibition. Any changes to this Agreement must be in writing and signed by both parties.

     8.2 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Wisconsin.

     8.3 Further Actions. The parties agree to take any and all further actions, including the execution of documents, required to fully effect the provisions and intent of this Agreement.

9. AMENDMENT

     The attached Amendment dated this same date is incorporated into this Agreement by this reference. The terms and conditions set forth in that Amendment take procedure over any conflicting terms set forth above.

     IN WITNESS WHEREOF, each party represents that it has full power and authority to enter into and perform this Agreement, that the person signing this Agreement on behalf of each party, subject to EMS credit approval condition above, has been properly authorized and empowered to do so, and that each has carefully reviewed it and consulted with such experts as each deemed necessary.

                                     BUYER:

                                     KELLER MANUFACTURING COMPANY


                                     By: /s/ Marvin C. Miller
                                        ------------------------------------

                                     Name: Marvin C. Miller
                                          ----------------------------------

                                     Title: VP/S
                                           ---------------------------------


                                     ACCEPTED at Milwaukee, Wisconsin

                                     By:    EFFECTIVE MANAGEMENT
                                            SYSTEMS, INC.


                                     By: /s/ Tony Kalupa
                                        ------------------------------------

                                     Name: Anthony J. Kalupa
                                          ----------------------------------

                                     Title: President - Central Region
                                           ---------------------------------

                               INVESTMENT SUMMARY
                                       To
                             EMS Purchase Agreement

                          KELLER MANUFACTURING COMPANY


Your Computer System Investment is priced as follows:

EMS Software Investment                                                      $0
Non-EMS Software Investment                                                  $0
-------------------------------------------------------------------------------
Total Hardware and Software Investment                                       $0


Recommended Professional Services Budget is priced as follows:

Account Services and Project Management to be provided
by George S. Olive & Company, Inc.                                           $0
Installation Services                                                    $2,520
Data Conversion Services                                                 $3,360
Seminar Training Services to be provided by
George S. Olive & Company, Inc.                                              $0
Budget for EMS Software Update Installations 2 per year                  $1,000
Estimated Budget for Software Customization Services                     $6,800
-------------------------------------------------------------------------------
Total Professional Services Budget                                      $13,680


Software Maintenance Plan is priced as follows:

Annual EMS Software Maintenance Plan                                         $0
Annual Non-EMS Software Maintenance & Support                                $0
-------------------------------------------------------------------------------
Total Software Maintenance Plans                                             $0

                                    EXHIBIT A
                                       To
                             EMS Purchase Agreement
                          (Software License Purchases)

              between EMS and KELLER MANUFACTURING COMPANY as Buyer


         The following are the Application Software and Third Party Software Products to be licensed or purchased under this Agreement with their Price for use only on the Computer System and at the User level and Location also set forth. EMS offers standard Support for the Products listed under subsections 1 and 2 below under Exhibit C to this Agreement. While standard Support is not available for Products listed under subsection 3 below, support may be provided by EMS for some of them on a time and materials, product by product, basis under separate Project Authorizations under Exhibit B-4 to this Agreement.

Computer System:

Hardware:   DEC Prioris XI          Operating System:  Windows NT
            --------------                             ----------
Location:   71 North Water Street, Cordon, IN 47112-0008
            --------------------------------------------
Number of Application Software Users on the Computer System: 50     Version: 60
                                                            -----           ----

1. Application Software Products for which standard Support is available for purchase:

Number of V6.0 TCM Users        50      concurrent users
Number of Existing TCM Users    50      concurrent users
                                                 Existing   Upgrade   List Price
                                                  License   License      V6.0          V6.0 Software
Application                                        (Y/N)     (Y/N)    User Count        Investment
----------------------------------------------------------------------------------------------------
TCM Base Functions and Foundation
  Routines including Document Library
  (Mandatory)                                                            $12,300          $12,300
Inventory Management with Material
  History and Bin/Lot Tracking                       Y         Y         $11,700          $11,700
Bills of Material                                    Y         Y          $7,000           $7,000
Standard Product Routings                            Y         Y          $4,300           $4,300
Standard Product Costing                             Y         Y          $4,300           $4,300
Job Costing                                          Y         Y          $7,000           $7,000
Estimating                                           Y         Y         $11,700          $11,700
Customer Order Processing with Sales
  History                                            Y         Y         $11,700          $11,700
Bookings History                                     Y         Y          $4,300           $4,300
Features & Options                                   N         N          $4,300               $0
Product Configurator                                 N         N          $7,000               $0
Rules Based Calculator                               N         N          $7,000               $0
Purchase Order with Purchasing History               Y         Y         $11,700          $11,700
Requistions                                          Y         Y          $4,300           $4,300
Shop Floor Control with Manufacturing
  History                                            Y         Y         $11,700          $11,700


"As Built" Configuration History                     N         N          $4,300               $0
Material Requirements Planning                       Y         Y         $11,700          $11,700
Master Production Scheduling                         Y         Y         $11,700          $11,700
Plant and Equipment Maintenance                      Y         Y          $7,000           $7,000
Accounts Payable                                     Y         Y          $7,000           $7,000
Accounts Receivable                                  Y         Y          $7,000           $7,000
Payroll (This module is in maintenance
  Mode)                                              Y         Y          $7,000           $7,000
General Ledger                                       Y         Y          $7,000           $7,000
Factory Data Collection                              Y         Y         $11,700          $11,700
Liability & Warranty Tracking                        N         N          $4,300               $0
Mailing Systems                                      N         N          $4,300               $0
Electronic Data Interchange (EDI)                    N         N         $11,700               $0

Abra Interface (Licensed by number of
  Employees)                                         0         N              $0               $0

Subtotal EMS Application Software                                                        $172,100
EMS Application Software Transfer Fee                                                          $0
Credit for Software Upgrade or
  Maintenance Plan                                   Y                                  -$172,000
----------------------------------------------------------------------------------------------------
Total EMS Software Investment                                                                  $0

                                    EXHIBIT A
                                       To
                             EMS Purchase Agreement
                     (Software License Purchases Continued)

2. Third Party Software Products for which standard Support is available for purchase:

Product Name                                                Each     Qty    Extended
------------------------------------------------------------------------------------
Synergy SE Licenses                                          $260     50     $13,000
Synergy SE, Credit for Existing Synergy                                0    -$13,000
------------------------------------------------------------------------------------
Total Synergy SE Software                                                         $0

Annual Synergy Support and Right-to-Updates (15%) -
  Current Plan Remains Intact
------------------------------------------------------------------------------------
ABRA Human Resources                                                              $0
ABRA Payroll                                                                      $0
ABRA Networked Seats (1 Included)                                                 $0
ABRA Link and Toolkit Required for Data Collection
  Integration                                              $1,890      0          $0
------------------------------------------------------------------------------------
Total ABRA Software                                                               $0
------------------------------------------------------------------------------------
ABRA Human Resources Support and Right-to-Updates                                 $0
ABRA Payroll Support and Right-to-Updates                                         $0
ABRA Toolkit and Link Support and Right-to-Updates                                $0
------------------------------------------------------------------------------------
Total ABRA Support and Right-to-Updates                                           $0


3. Third Party Software Products for which standard Support is not available:

Myriad Viewer Single Seat                                     $395     0          $0
Myriad Viewer Concurrent Version 5-User Increments          $2,565     0          $0
Loftware Label Printing (Professional Edition)                $995     0          $0
Forest & Trees (Price for over 10 users is $195 each)         $295     0          $0
------------------------------------------------------------------------------------
Total Non-EMS Client PC Software                                                  $0

Windows NT Server V4.0 +5 Client Access Licenses              $810     0          $0
Windows NT V4.0 Additional Client Access Licenses              $40     0          $0
Exchange Server V5.5 + 5 Client Access Licenses             $1,000     0          $0
Exchange Server V5.5 Additional Client Access Licenses         $57     0          $0
Seagate Backup Exec Single Server Edition                     $695     0          $0
Windows NT Server Resource Kit                                 $99     0          $0
Powerchute UPS Shutdown Software                               $99     0          $0
Diskeeper NT Server                                           $399     0          $0
Diskeeper NT Workstation (one license per workstation)         $75     0          $0
------------------------------------------------------------------------------------
Total Non-EMS Windows NT Server Software                                          $0

                     EXHIBIT AA - To EMS Purchase Agreement

              Between EMS and KELLER MANUFACTURING COMPANY as Buyer

                                    SYNERGEX

                   2330 Gold Meadow Way, Gold River, CA 95670
             Phone 800 366 3472 or 916/635-7300 or Fax 916/635-6549
                            Synergy License Agreement
                 (Please type or print all information clearly)


Supplier Name        Effective Management Systems, Inc.
                     ----------------------------------
                             (Synergex or VAR)

Hardware             DEC Prioris XL
                     --------------                ---------------
                     (Brand/Model)                 (Serial Number)

Operating System     Windows NT                    System Code
                     ----------                                ---------------

Registration String                      (Not Applicable for VMS)
                     --------------

Licensee             Keller Manufacturing Co., Corydon, IN
                     -------------------------------------

Number of Licensed Concurrent Users    50
                                     ------

Licensed Product Information - Licensed Software
------------------------------------------------
         Synergy Development Environment      Synergy Report Writer
         Visual Synergy                       Synergy Runtime
         Synergy Report Writer Runtime        Synergy Client/Server Package
         db Drivers                           Synergy SQL Connection Runtime
         Synergy RDB Translator Runtime       Synergy SQL OpenNet
         Synergy ODBC Driver

Synergex should return configuration keys or license PAKSS to:

FAX Number     414-359-9011                          Attention   Sue Gundermann, Customer Service
               ------------                                      ---------------------------------

Customer Name  Effective Management Systems, Inc.    Address     12000 West Park Place, Milwaukee, WI
               ----------------------------------                ------------------------------------


Licensee agrees to be bound by Synergex's Product Licensee Agreement terms as set forth on the following page. Licensee acknowledges that 1) on the VMS operating systems, the Licensed Software will not operate unless this License Agreement is signed and returned to the Supplier names above; 2) on other operating systems, the Licensed Software will operate for a period of only fourteen (14) days unless this License Agreement is signed and returned to the Supplier named above within fourteen (14) days after Software installation.

Licensee:     Keller Manufacturing Co., Corydon, IN
              -------------------------------------

By:                                                   Date:
   ------------------------------                          -------------------

                              TERMS AND CONDITIONS

Licensee agrees to the following terms and conditions for a nonexclusive right to use the computer software indicated on the face page of this License Agreement (the "Licensed Software").

1. Licensee shall use the Licensed Software solely for the Licensee's own internal business purposes at the address identified on the face page.
2. The Licensed Software may only be used by the number of users set forth on the face page. In addition, the Licensed Software may only be used on the CPU designated on the face page.
3. Licensee's use of the Licensed Software is conditioned upon (1) payment in full of the applicable software license fee for the software, and
         (2) compliance with all terms and conditions of this Agreement.
4. Licensee shall not decompile, reverse engineer or apply any other procedures or technology to the Licensed Software so as to determine the source listings for the Licensed Software.
5. Licensee agrees it will not use or grant any right to use the Licensed Software or any portion thereof except as authorized herein, and that it will not make or have made, or permit to be made, any copies which are not necessary to the use by Licensee for which rights are granted hereunder. Licensee agrees each such necessary copy shall contain the same proprietary notice or legends which are applicable to such portions thereof.
6. Licensee agrees it has no rights with respect to the Licensed Software other than those rights granted by this Agreement. Neither the Licensed Software nor this Agreement may be assigned or otherwise transferred by Licensee except that Licensee may, with the written consent of Synergex, remove the Licensed Software from a designated CPU and designate a replacement CPU.
7. Licensee recognizes that Synergex and its suppliers make no warranty of any kind with respect to the Licensed Software. The sole obligation of Synergex or its supplier with respect to the Licensed Software shall be: (1) to make available to Licensee all published modifications and updates made by Synergex to the Licensed Software for a period of sixty
         (60) days; (2) to make available to Licensee all such modifications or updates after that sixty (60) days only in the event Licensee has contracted for software support on the terms and conditions of Synergex's separate support agreement; and (3) to reply to written notification of defects in the Licensed Software. In the event Synergex is not the supplier as listed herein, the supplier and not Synergex shall have the foregoing obligations.

THE FOREGOING IS IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE LICENSED SOFTWARE OR ANY MEDIA OR HARDWARE USED TO DELIVER OR TRANSMIT THE SOFTWARE, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LICENSEE FURTHER AGREES SYNERGEX AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY LOST PROFITS, OR FOR ANY CLAIM OR DEMAND AGAINST LICENSEE BY ANY OTHER PARTY. IN NO EVENT SHALL SYNERGEX OR ITS SUPPLIERS BE LIABLE FOR CONSEQUENTIAL DAMAGES, EVEN IF SYNERGEX HAS BEEN ADVISED OF THE POSSIBILITIES OF SUCH DAMAGES.

8. Licensee agrees Synergex may immediately terminate this Product License in the event Licensee fails to observe the terms and conditions set forth herein and fails to remedy the breach within seven (7) days after written notice from Synergex or its authorized representative. Since such unauthorized use or transfer of the Licensed Software will substantially diminish the value of the Licensed Software to Synergex, Synergex will be entitled to equitable relief as well as money damages.
9. In the event this Product License is terminated, Licensee agrees to return to Synergex the Licensed Software and to provide Synergex with a signed and dated written certification the Licensee has destroyed all of its copies of the Licensed Software. Such return and notice must be received by Synergex within fifteen (15) calendar days following notice of termination.
10. This Agreement shall remain in effect for a period of not more than twenty (20) years hence, or until otherwise terminated as provided herein.
11. If Synergex is required to engage in any proceedings, legal or otherwise, including arbitration, to enforce its rights under this Agreement, Synergex shall be entitled to recover from Licensee, in addition to any other sums due, the reasonable attorney's fees, costs, and necessary disbursements involved in said proceedings. In addition, Licensee shall pay Synergex its reasonable attorneys' fees and costs incurred in enforcing any judgment, order or decree issued by a court, arbitrator or other authority in such proceedings, or in collecting any monetary award made to Synergex in such proceedings.
12. Synergex shall be deemed not to have assented to any variations in the terms of this Agreement or to different terms unless such assent is express, includes an express waiver of the applicable terms of this Agreement, and is in writing and signed. Moreover, any waiver is only for the particular matter specified therein, and shall not constitute a waiver of any further breach of this Agreement.
13. This Agreement shall be governed by the laws of the State of California.

                                    EXHIBIT B
                                       To
                             EMS Purchase Agreement
      (Time Critical(TM) Implementation Time and Materials Services Purchases)

              between EMS and KELLER MANUFACTURING COMPANY as Buyer

                       1. PROFESSIONAL SERVICES PRICE LIST
                     Time and Materials Service Hourly Rates

                  Application Programming                                 $95/hr
                  Application Design and Senior Programming              $125/hr
                  Account and Project Management                         $125/hr
                  Senior Account and Senior Project Management           $155/hr
                  Senior Application and Technical Consulting            $155/hr
                  Strategic Business Consulting                          $175/hr

Professional Services rates are based on current EMS labor rates which may be revised upon 90 days' written notice. In addition to these rates, Buyer will pay reasonable out-of-pocket expenses for work done at Buyer's location such as meals, lodging, transportation, and allowance for auto mileage, long-distance telephone charges for work done at EMS on Buyer's computer system and travel time. All Professional Services travel time is billable at 1/2 the regular rate for the selected service.

There will be 1/2 hour minimum Professional Services charge for all work performed at EMS, including telephone calls. There will be a 2-hour minimum Professional Services charge for on-site work performed for EMS customers within 60 miles of the EMS office, for EMS customers outside 60 miles there will be a 4-hour minimum Professional Services charge for work performed on-site. A 50% premium is added for all work performed on weekends and holidays for the selected service.

EMS will receive Buyer approval before beginning any Professional Services work. All Professional Services time is billable to the Buyer (with the sole exception of correcting warranteed programming errors) whether it occurs at the Buyer's site, at EMS, or over the phone. Actual Professional Services expenses vary greatly from customer to customer, depending primarily on customer commitment of resources, speed of learning, previous experience, internal coordination and management, etc. Professional Services will be provided as needed and requested by Buyer. The estimated investments on the following pages are Professional Services the Buyer might request from EMS.

                            To EMS Purchase Agreement

                    2. PROFESSIONAL SERVICES BUDGET ESTIMATES


Actual Professional Services expenses vary greatly from customer to customer, depending primarily on customer commitment of resources, number of individuals who need training, speed of learning, previous experience, internal coordination and management, and other factors. Professional Services will be provided based on the requests of Buyer. The budgeted estimated amounts of Professional Services shown below are what Buyer might request from EMS.

The Price to Buyer for each Professional Services Product is based on the actual effort expended by EMS in completing each project as approved in this Exhibit by a Fixed price or unit Fixed Price entry or by separate Project Authorization. Based on discussions to date, the recommended budget estimates for the following Professional Services projects are as follows:

Account Services and Project Management to be provided by George S. Olive & Company, Inc.

                                               Licensed    Plan to     Currently    Standard
EMS Application Description                      (Y/N)        Use      Use (Y/N)   21-50 Users
                                                             (Y/N)
--------------------------------------------- ------------ ----------- ----------- ------------
EMS Base System Setup                              Y           N           N
  using Doc Lib Organization                       Y           N           N
    Using VMK Buttons (NT)                         Y           N           N
Inventory Management                               Y           N           N
  Using Bin Tracking                               Y           N           N
Bill of Material                                   Y           N           N
  Using ECN                                        Y           N           N
Standard Product Routing                           Y           N           N
Standard Product Cost                              Y           N           N
Job Costing                                        Y           N           N
Estimating                                         Y           N           N
Cust Order Proc & Sales History                    Y           N           N
  Using Shipping/BOL Function                      Y           N           N
    Using Shipping Containers                      Y           N           N
  Using Loftware Lbl Integration                   Y           N           N
Features & Options                                 N           N           N
Product Configurator                               N           N           N
Rules Based Configurator                           N           N           N
Purchase Orders with History                       Y           N           N
Requisitions                                       Y           N           N
Shop Floor with History                            Y           N           N
  Using Scheduling                                 Y           N           N
    using Shop Order Auto-Create                   Y           N           N
    using Outside Processing                       Y           N           N
    using Factory Workstation                      Y           N           N
    using As-built-Config history                  N           N           N
Plant & Equip Maintenance                          Y           N           N
Material Requirements Planning                     Y           N           N
Master Production Scheduling                       Y           N           N
Accounts Payable                                   Y           N           N
Account Receivable                                 Y           N           N
Payroll (TCM)                                      Y           N           N
General Ledger                                     Y           N           N
Factory Data Collection                            Y           N           N
Liability & Warranty Tracking                      N           N           N
Mailing Systems                                    N           N           N
EDI (Custom Quote)                                 N           N           N
Multi-Currency                                    --           N           N
Value Added Tax (VAT)                             --           N           N
Whole System Quote (Basic)                        --           N           N
---------------------------------------------------------------------------------- ------------
Total EMS Implementation (Days)                                                        0-0

                            To EMS Purchase Agreement

                PROFESSIONAL SERVICES BUDGET ESTIMATES (continued)

Approved Non-EMS Software
------------------------------------------------- ---------- ---------- --------- -------------------------
Synery ICS                                            Y          N         N
EIS (Forest & Trees)                                  N          N         N
ODBC                                                  Y          N         N
Abra Human Resources                                  N          N         N
                  with DC/ABRA HR Integration         N          N         N
Abra Payroll                                          N          N         N
                  with GL/Abra PR Integration         N          N         N
------------------------------------------------- ---------- ---------- --------- -------------------------
Total Non-EMS Implementation (Days)                                                         0.0

Total EMS & Non-EMS (Days)              0.0

Project Planning & Coordination
Project Planning & Coordination          N            0.0

Senior Consulting Services
Senior Consulting                        N            0.0

                                                      Standard
Implementation Services Budget                        21-50 Users
Total Implementation Days                                 0.0
Hourly Rate and Estimated Budget         $125              $0

Senior Application Consulting

Total Senior Consulting Days                              0.0
Hourly Rate and Estimated Budget         $155              $0
Total Implementation Estimated Budget                      $0
Total Implementation Estimated Days                       0.0

                            To EMS Purchase Agreement
                     INSTALLATION SERVICES BUDGET ESTIMATES

Installation Services                                                                         Qty     List Price  Extended Price
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Windows NT Server Operating System Installation                                                0         $750           $0
- Install NT 4.0 Server  from CD + Establish  Admin and EMS  passwords - Install
Service Pack 3 on NT Server
- Configure  RAID sets (up to 7 devices) -  Configure 1 Network  Card and TCP/IP
Address - Configure one modem using RAS on server
-  Install/Configure Remotely Possible for dial-in operation
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Additional Recommended NT Server Application Installation                                      0         $750           $0
-  Install/Configure Seagate Backup Exec
-  Install/Configure APC Powerchute
-  Install/Configure MS Exchange with defaults and EMS & EMSMAIL
------------------------------------------------------------------------------------------- --------- ----------- ---------------
NT Server TCP/IP Network Software Installation                                                 0         $500           $0
- Install/Configure the MS Internet Information Server
- Install/Configure  DHCP Server  on the NT  Server
- Install/Configure  DNS  Server  on the NT  Server
- Install/Configure WINS Server on the NT Server
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Standard TCM Software Installation (includes 1 client)                                         1        $2,100        $2,100
- Install TCM from CD Distribution + Establish Standard Passwords
- Install Dual ems root (V5.3/V6.0)
- Configure 3 supported printers for TCM at time of initial installation
- Load Test Company + Install TCM on one client to ensure operation
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Additional TCM Client Installations                                                            0         $140           $0
- Install TCM Client on the PC already running Wwin95 or NT
- Install  MS  Exchange  on the PC already  logged  into the NT Domain
- Install Remotely Possible on the PC
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Document Library & Myriad Initial Installation (includes 1 client)                             0         $420           $0
-  Configure Document Library in TCM
-  Install/Configure EMSIMAGE module on one client
-  Install/Configure Myriad on the server (if purchased)
-  Provide training on EMSIMAGE/Myriad installation
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Additional Document Library/Myriad Client Installation                                         0         $100           $0
-  Install/Configure EMSIMAGE module + Myriad (if purchased)
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Document Library Print/Merge Initial Setup                                                     0         $420           $0
------------------------------------------------------------------------------------------- --------- ----------- ---------------
ODBC Database Access Setup                                                                     1         $420          $420
-  Install Synergy/DE SQL OpenNet on server
-  Configuration of ODBC Security
-  Installation  of the Synergy xfODBC Client Driver on one client PC
-  Test ODBC access from the client to the server
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Forest & Trees with EIS Template installation with one client                                  0         $280           $0
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Additional Forest & Trees Client Installation                                                  0         $100           $0
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Factory Workstation Setup with one client                                                      0         $200           $0
------------------------------------------------------------------------------------------- --------- ----------- ---------------
Total Installation Services                                                                                           $2,520

                            To EMS Purchase Agreement
                            TRAINING BUDGET ESTIMATES

Training Services to be provided by George S. Olive & Company, Inc.

                                                                                           Classroom         Onsite
                                                                            Length          Seminar         Seminar
          Scheduled Classroom Seminars               Licensed     Select       Days        Students         Students     Total Cost
-------------------------------------------------- ------------- ---------- ----------- ---------------- ------------- ------------
Inventory Management                                    Y            N         2.0             1               0             $0
Bill of Material                                        Y            N         0.5             1               0             $0
Standard Routings                                       Y            N         1.0             1               0             $0
Job Costing                                             Y            N         1.5             1               0             $0
Shop Floor Control                                      Y            N         2.0             1               0             $0
Shop Floor Scheduling                                   Y            N         1.0             1               0             $0
Engineering Change Control                              --           N         0.5             0               0             $0
Outside Processing                                      --           N         1.0             0               0             $0
Product Configurator                                    N            N         1.0             0               0             $0
Features & Options                                      N            N         1.0             0               0             $0
Rules Based Configurator                                N            N         1.0             0               0             $0
Data Collection Labor & Matl Reporting                  Y            N         1.5             1               0             $0
Plant & Equipment Maintenance                           Y            N         0.5             1               0             $0
Standard Product Costing                                Y            N         0.5             1               0             $0
Estimating                                              Y            N         1.5             1               0             $0
Customer Order Processing                               Y            N         2.0             1               0             $0
Purchase Orders                                         Y            N         1.5             1               0             $0
Requisitions                                            Y            N         0.5             1               0             $0
Material Requirements Planning                          Y            N         2.0             1               0             $0
Master Production Scheduling                            Y            N         2.0             1               0             $0
Accounts Payable                                        Y            N         1.5             1               0             $0
Accounts Receivable                                     Y            N         1.0             1               0             $0
Payroll                                                 Y            N         2.0             1               0             $0
General Ledger Planning                                 Y            N         1.0             0               0             $0
General Ledger Operations                               Y            N         1.0             0               0             $0
Liability & Warranty Tracking                           N            N         1.0             0               0             $0
Synergy Report Writer                                   --           N         2.0             0               0             $0
Synergy Toolkit Programming                             --           N         4.0             0               0             $0
Introduction to EMS Programming                         --           N         2.0             0               0             $0
EMS Applications on Windows NT                          Y            N         1.0             1               0             $0
ODBC Systems Administration                             Y            N         1.0             1               0             $0
Electronic Data Interchange (EDI)                       N            N        Custom           0               0             $0
-------------------------------------------------- ------------- ---------- ----------- ---------------- ------------- ------------
Total Classroom Seminar Budget                                                                                               $0
-------------------------------------------------- ------------- ---------- ----------- ---------------- ------------- ------------

Daily Student Rate                                                                           $325
Daily Onsite Seminar Rate, 1-9 Students                                                     $1,400
Daily Onsite Seminar Rate, 10-15 Students                                                   $2,000
Daily Onsite Seminar Rate, 16-20 Students                                                   $2,300


                            To EMS Purchase Agreement

                        DATA CONVERSION BUDGET ESTIMATES

                                                                     Estimated         Estimated          Fixed
Data File Conversions                                                # of Days          Price*            Price
---------------------                                                ---------         ---------         ------


Convert:  IM, BM, SR, JC, PO, SF, DC, Tables (CM)                                                        $3,360


                 Recommended Data File Conversions Budget:                                               $3,360
                                                                                         -----           ------


*These estimates are based on Buyer supplying to EMS files to be converted on a suitable media with suitable "record layouts".

                             EMS Purchase Agreement

                            3. SOFTWARE CUSTOMIZATION
--------------------------------------------------------------------------------

EMS provides Application Software Customization services using a formal design and approval procedure to ensure each software Customization project will meet Buyer's requirements. Programming is not started on a Customization project until its specifications are mutually agreed upon and a written Project Authorization with design requirements is approved by Buyer. Any subsequent changes in specifications normally involve additional expense to Buyer.
Consulting, design discussions, programming, testing, and other activities related to Customization projects performed by EMS are all billable to Buyer based on the above Price List as revised from time to time. Additional projects may be requested and approved by Buyer at any time using the Project Authorization procedure. Overall expense for Customization varies considerably depending on Buyer's willingness to adapt to standard software features.

The Customization projects below and their budgeted estimated costs are only those identified as of the date of this Agreement and are based on information EMS has received from Buyer. Each requires completion of a Project Authorization under this Exhibit subsection 4 must be separately agreed upon.

    Description                                                             Estimated Price
    -----------                                                             ---------------

     Retrofit current modifications from V5.3 to V6.0.3                      $    8,500

     Less:  Special Customer Discount                                            -8,500
                                                                             ----------

     Software Customization Subtotal                                         $        0

     Estimated:  Update modifications from V6.0.3 to V6.0.5
     -   This may vary based on the actual released content of V6.05              3,800

Install modifications (3.0 days)                                             $    3,000
                                                                             ----------


                                               Totals Exhibit B-3:           $    6,800
                                                                             ----------

--------------------------------------------------------------------------------

                              4. SPECIAL SERVICES

--------------------------------------------------------------------------------

Special Services are Professional Services which EMS may agree to provide on a time and materials, project by project, basis in response to Buyer requests. Special Services will be initiated by the Project Authorization procedure. All requests to provide support, (other than standard software Support available under Exhibit C) such as for all Customizations, certain Third Party Software, and all Computer System Products, to the extent available through EMS, is available only as Special Services under this provision.

The Special Services projects listed below and their Prices are only those identified as of the date of this Agreement and, if estimated, are based on information EMS has received from Buyer and require completion of individual Project Authorizations before work will begin. Those listed as Fixed are considered approved.

                                                                Estimated         Fixed
Special Services                                                Price             Price
----------------                                                ---------         -----

Not applicable
                               Totals Exhibit B-4:                                N/A
                                                                -----------------------

                                    EXHIBIT C
                                       to
                             EMS Purchase Agreement
                      (Software Support Services Purchases)

              between EMS and KELLER MANUFACTURING COMPANY as Buyer

--------------------------------------------------------------------------------

The following are the software Support services Projects to be purchased under this Agreement with their Price for use only on the Computer System and at the User level and Location also set forth. EMS reserves the right to revise the terms of these Plans (other than price, which may not be revised during a Term) at anytime upon 30 days notice. Each `period' referenced is a Term. The initial Term commences upon delivery of the Application Software and/or Third Party Software. Non-standard software support (for all Customizations of the Application Software and for TPS not listed below) is only available from EMS on a time and materials, product by product, basis under a separate Exhibit B-4 Project Authorization.

Computer System:
      Hardware:  DEC Prioris XL
      Operating System:  Windows NT
      Location: 701 North Water Street, Corydon, IN  47112-0008
      Number of Application Software Users on the Computer System:   50
      Version:   6.0

1. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING EMS APPLICATION SOFTWARE PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-1:

At the annual price set forth below EMS agrees to make available to Buyer the latest versions of all previously licensed Application Software packages listed below for the Computer System shown above, and EMS also agrees to provide to Buyer toll-free telephone support weekdays except holidays between 7:00 AM and 6:00 PM Central Time for the Application Software packages listed below. Customer is responsible for actual installation of the upgrade versions, or may choose to contract with EMS to provide installation services of such upgrades under a separate Professional Services Purchase Agreement. The annual price will remain in effect for two years. The Plan price will be adjusted during the year as additional Application Software or users are purchased. Buyer agrees to remain on the Plan for a minimum of two years from the date of commencement of the Plan. After the initial two year period, the Plan automatically renews for annual periods thereafter except if canceled in writing by either EMS or Buyer at least 30 days prior to the end of a Term. This plan does not include any Professional Services, seminars, additional manuals, software preparation, Operating System Licenses, reapplying customizations, or other expenses associated with the delivery or conversion to the new version of the Application Software. This plan does not include the long distance telephone charges for warranty work performed at EMS on Buyer's Computer System

                            To EMS Purchase Agreement
                 (Software Support Services Purchases Continued)

Current Plan Remains Intact - 100 EMS Users billed to Corydon, Indiana, location include 25 EMS Users each at Culpeper and New Salisbury locations.

Number of V6.0 TCM Users     100
Application Software Module Covered                                                 Licensed                 License Price
--------------------------------------------------------------------------------------------------------------------------
TCM Base Function/Foundation Routines includes Document Library (Mandatory)             Y                          $20,300
Inventory Management with Material History and Bin/Lot Tracking                         Y                          $20,700
Bills of Material                                                                       Y                          $12,000
Standard Product Routings                                                               Y                           $7,300
Standard Product Costing                                                                Y                           $7,300
Job Costing                                                                             Y                          $12,000
Estimating                                                                              Y                          $20,700
Customer Order Processing with Sales History                                            Y                          $20,700
Bookings History                                                                        Y                           $7,300
Features & Options                                                                      N                               $0
Product Configurator                                                                    N                               $0
Rules Based Calculator                                                                  N                               $0
Purchase Order with Purchasing History                                                  Y                          $20,700
Requisitions                                                                            Y                           $7,300
Shop Floor Control with Manufacturing History                                           Y                          $20,700
"As Built" Configuration History                                                        N                               $0
Material Requirements Planning                                                          Y                          $20,700
Master Production Scheduling                                                            Y                          $20,700
Plant and Equipment Maintenance                                                         Y                          $12,000
Accounts Payable                                                                        Y                          $12,000
Accounts Receivable                                                                     Y                          $12,000
Payroll (This module is in maintenance mode)                                            Y                          $12,000
General Ledger                                                                          Y                          $12,000
Factory Data Collection                                                                 Y                          $20,700
Liability & Warranty Tracking                                                           N                               $0
Mailing Systems                                                                         N                               $0
Electronic Data Interchange (EDI)                                                       N                               $0
Abra Interface (Licensed by number of employees)                                        N                               $0
------------------------------------------------------------------------------------------------------------------------------------
                                               Total EMS Software Investment                                      $299,100

   Check
Appropriate
  Payment         Pre-Paid Annual EMS Software Maintenance      Prepay      Annual
  Option*                         Plan Term                    Discount     Amount     Total Savings
  --------------------------------------------------------------------------------------------------
                                One (1) Year                      0%       $50,847              $0
                                Two (2) Years                     9%       $46,271          $4,576
                               Three (3) Years                   14%       $43,728          $7,119
                               Four (4) Years                    19%       $41,186          $9,661
                               Five (5) Years                    24%       $38,644         $12,203

*The default payment option is for a one year period

--------------------------------------------------------------------------------

                                    EXHIBIT C
                                       to
                             EMS Purchase Agreement
                      (Software Support Services Purchases)
                                    (cont'd)

--------------------------------------------------------------------------------

2. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING TPS PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-2:

TPS Upgrade and Telephone Support Plan terms and conditions are the same as above for the EMS Application Software unless otherwise set forth, except that for the Annual Upgrade and Telephone Support Plan Price indicated, the services provided for any particular TPS will only include those indicated by the code as shown in the "Services Provided" column. The codes are "A": includes EMS software Upgrades and Telephone Support, "B": includes only EMS Telephone Support, or "C": includes only software Upgrades. EMS represents that the TPS supported under codes A and B will work in concert with Application Software.

Product Name                               Each       Qty      Extended
New Synergy SE Licenses                    $260       50       $13,000
Total Synergy SE Software                                      $13,000

Annual Synergy Support and Right-to-Updates (15%) - Current Plan Remains Intact.    N/A



                  ABRA Number of Networked PC Seats Required        0

Product Name                                                         Each       Qty     Extended
------------------------------------------------------------------------------------------------
ABRA Human Resources                                                                          $0
ABRA Payroll                                                                                  $0
ABRA Networked Seats (1 included)                                                             $0
ABRA Link and Toolkit Required for Data Collection Integration       $1,890     0             $0
------------------------------------------------------------------------------------------------
Total ABRA Software                                                                           $0
------------------------------------------------------------------------------------------------
ABRA Human Resources Support and Right-to-Updates                                             $0
ABRA Payroll Support and Right-to-Updates                                                     $0
ABRA Toolkit and Link Support and Right-to-Updates                                            $0
------------------------------------------------------------------------------------------------
Total ABRA Support and Right-to-Updates                                                       $0

Current Plan Remains Intact

                              ADDENDUM TO EXHIBIT A
                                       to
                             EMS Purchase Agreement

      dated July 6, 1998 between EMS and KELLER MANUFACTURING COMPANY as Buyer

--------------------------------------------------------------------------------

The following are the additional software Products to be licensed or purchased under the above Agreement with their Price for use only on the Computer System and at the User level and Location also set forth. This Addendum is effective as of November 10, 1998.

Computer System:
      Hardware:  DEC Prioris XL
      Operating System:  Windows NT
      Location: 701 North Water Street, Corydon, IN  47112
      Number of Application Software Users on the Computer System:  50
      Version:   6.0


     Please Reference Keller Manufacturing Company's Purchase Order #37279.

1. Application Software Products for which standard Support is available for purchase:

Product Code      Description                                                 License Price
------------      -----------                                                 -------------
                  Five (5) Additional EMS User Licenses @ $1,755 ea.                 $8,775
                                                                                     ------

                  Total Concurrent EMS Users = 55

                                        Application Software sub-total:              $8,775
                                                                                     ------


2. Third Party Software Products for which standard Support is available for purchase:

Product Code      Description                                              Number of Users     License Price
------------      -----------                                              ---------------     -------------
                  Five (5) Additional Synergy SE User Licenses @ $260 ea.           5                 $1,300
                                                                                                      ------

                  Total Concurrent Synergy Users = 55

                                         TPS standard Supportable sub-total:                          $1,300
                                                                                                      ------

3. Third Party Software Products for which standard Support is not available:

Product Code      Description                              Number of Users     License Price
------------      -----------                              ---------------     -------------

                  Not Applicable


                                        TPS non-standards Supportable sub-total:        N/A


                                          Totals Addendum to Exhibit A:             $10,075



                              ADDENDUM TO EXHIBIT C
                                       to
                             EMS Purchase Agreement
                 (Standard Software Support Services Purchases)

    dated July 6, 1998 between EMS and KELLER MANUFACTURING COMPANY as Buyer

--------------------------------------------------------------------------------
The following are the additional software Support services Products to be purchased under the above Agreement with their Price for use only on the Computer System and at the User level also set forth (see Exhibit). This Addendum is effective as of November 10, 1998.

Computer System:
      Hardware:  DEC Prioris XL
      Operating System:  Windows NT
      Location: 701 North Water Street, Corydon, IN  47112
      Number of Application Software Users on the Computer System:   50
      Version:    6.0

1. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING EMS APPLICATION SOFTWARE PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-1.

                                                                                    Current
Additional EMS application Software Modules Covered                                 License Price
---------------------------------------------------                                 -------------
Five (5) Additional EMS User Licenses                                                      $8,775

                                                          Additional sub-total             $1,243

NOTE:  Effective dates are December 1, 1998 through September 30, 1999.
       Price has been adjusted to coincide with existing plan.


                                                                                    Current
EMS Application Software Modules Already Covered                                    License Price
------------------------------------------------                                    -------------
Current Plan Remaining Intact

                                                               Prior sub-total                N/A
                                                                                    -------------


    Received Annual Exhibit C-1 EMS Application Software Combined Plan Price               $1,243
                                                                                    -------------

                              ADDENDUM TO EXHIBIT C
                                       to
                             EMS Purchase Agreement
                 (Standard Software Support Services Purchases)
                                    (Cont'd)

--------------------------------------------------------------------------------

2. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-2:

         TPS Upgrade and Telephone Support Plan terms and conditions are the same as above for the EMS Application Software unless otherwise set forth, except that for the Annual Upgrade and Telephone Support Plan Price indicated, the services provided for any particular TPS will only include those indicated by the code as shown in the "Services Provided" column. The codes are "A": includes EMS software Upgrades and Telephone Support; "B": includes only EMS Telephone Support, or "C": includes only software Upgrades. EMS represents that the TPS supported under codes A and B will work in concert with Application Software.

                                                   Current                                        Annual
Additional TPS Covered                             License Price         Services Provided       Plan Price
----------------------                             -------------         -----------------       ----------
Five (5) Additional Synergy SE User Licenses          $1,300                     A                     $163
                                                                                                       ----

                                                                          Additional sub-total         $163
                                                                                                       ----

NOTE:  Effective dates are December 1, 1998 through September 30, 1999.
       Price has been adjusted to coincide with existing plan.

TPS Already Covered
-------------------
Current Plan Remaining Intact


                                                                               Prior sub-total          N/A
                                                                                                       ----


                                           Revised Annual Exhibit C-2 TPS Combined Plan Price:         $163
                                                                                                       ----




                                                            ACCEPTED at Milwaukee, Wisconsin
BUYER:  KELLER MANUFACTURING COMPANY                        By:   EFFECTIVE MANAGEMENT SYSTEMS, INC.

By: /s/ Marvin C. Miller                                    By:   ___________________________________________

Name: Marvin C. Miller                                      Name:  Anthony J. Kalupa

Title: VP/S                                                 Title: President - Central Region


                              ADDENDUM TO EXHIBIT A
                                       to
                             EMS Purchase Agreement

      dated July 6, 1998 between EMS and KELLER MANUFACTURING COMPANY as Buyer

--------------------------------------------------------------------------------

The following are the additional software Products to be licensed or purchased under the above Agreement with their Price for use only on the Computer System and at the User level and Location also set forth. This Addendum is effective as of November 10, 1998.

Computer System:
  Hardware:  DEC Prioris HX 6200 Pentium Process
  Operating System:  Windows NT
  Location: Route 3 East, Culpupper, VA 22701
  Number of Application Software Users on the Computer System:  25
  Version:   6.0


      Please Reference Keller Manufacturing Company's Purchase Order #37279.

1. Application Software Products for which standard Support is available for purchase:

Product Code      Description                                                    License Price
------------      -----------                                                    -------------
                  Five (5) Additional EMS User Licenses @ $1,755 ea.                    $8,775
                                                                                        ------
                  Total Concurrent EMS Users = 30

                                                   Application Software sub-total:      $8,775
                                                                                        ------



2. Third Party Software Products for which standard Support is available for purchase:

Product Code      Description                                              Number of Users           License Price
------------      -----------                                              ---------------           -------------
                  Five (5) Additional Synergy SE User Licenses @ $260 ea.           5                       $1,300
                                                                                                            ------
                  Total Concurrent Synergy Users = 30

                                                                TPS standard Supportable sub-total:         $1,300

3. Third Party Software Products for which standard Support is not available:

Product Code      Description                                  Number of Users           License Price
------------      -----------                                  ---------------           -------------

                  Not Applicable


                                             TPS non-standards Supportable sub-total:              N/A
                                                                                               -------


                                                  Totals Addendum to Exhibit A:                $10,075
                                                                                               -------

                              ADDENDUM TO EXHIBIT C
                                       to
                             EMS Purchase Agreement
                 (Standard Software Support Services Purchases)

    dated July 6, 1998 between EMS and KELLER MANUFACTURING COMPANY as Buyer

--------------------------------------------------------------------------------
The following are the additional software Support services Products to be purchased under the above Agreement with their Price for use only on the Computer System and at the User level also set forth (see Exhibit). This Addendum is effective as of November 10, 1998.

Computer System:
  Hardware:  DEC Prioris HX 6200 Pentium Process
  Operating System:  Windows NT
  Location: Route 3 East, Culpupper, VA 22701
  Number of Application Software Users on the Computer System:   25
  Version:   6.0


1. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING EMS APPLICATION SOFTWARE PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-1.

                                                                                          Current
Additional EMS application Software Modules Covered                                       License Price
---------------------------------------------------                                       -------------
Five (5) Additional EMS User Licenses                                                            $8,775
                                                                                                 ------

                                                             Additional sub-total                $1,243
                                                                                                 ------
  NOTE:  Effective dates are December 1, 1998 through September 30, 1999.
         Price has been adjusted to coincide with existing plan.

                                                                                          Current
EMS Application Software Modules Already Covered                                          License Price
---------------------------------------------------                                       -------------
Current Plan Remaining Intact

                                                                Prior sub-total                    N/A
                                                                                          ------------

  Received Annual Exhibit C-1 EMS Application Software Combined Plan Price                      $1,243
                                                                                          ------------


                              ADDENDUM TO EXHIBIT C
                                       to
                             EMS Purchase Agreement
                 (Standard Software Support Services Purchases)
                                    (Cont'd)

--------------------------------------------------------------------------------

2. SOFTWARE UPGRADE AND TELEPHONE SUPPORT PLAN PERTAINING TO THE FOLLOWING PRODUCTS PURCHASED FROM EMS PURSUANT TO EXHIBIT A-2:

         TPS Upgrade and Telephone Support Plan terms and conditions are the same as above for the EMS Application Software unless otherwise set forth, except that for the Annual Upgrade and Telephone Support Plan Price indicated, the services provided for any particular TPS will only include those indicated by the code as shown in the "Services Provided" column. The codes are "A": includes EMS software Upgrades and Telephone Support; "B": includes only EMS Telephone Support, or "C": includes only software Upgrades. EMS represents that the TPS supported under codes A and B will work in concert with Application Software.

                                                        Current                                         Annual
Additional TPS Covered                                  License Price           Services Provided       Plan Price
----------------------                                  -------------           -----------------       ----------
Five (5) Additional Synergy SE User Licenses               $1,300                       A                     $163
                                                                                                              ----

                                                                                 Additional sub-total         $163
                                                                                                              ----
NOTE:  Effective dates are December 1, 1998 through September 30, 1999.
       Price has been adjusted to coincide with existing plan.

TPS Already Covered
Current Plan Remaining Intact


                                                                                      Prior sub-total          N/A
                                                                                                              ----

                            Revised Annual Exhibit C-2 TPS Combined Plan Price:                               $163
                                                                                                              ----

                                                             ACCEPTED at Milwaukee, Wisconsin
BUYER:  KELLER MANUFACTURING COMPANY                         By:   EFFECTIVE MANAGEMENT SYSTEMS, INC.

By: /s/ Marvin C. Miller                                     By:   ___________________________________

Name: Marvin C. Miller                                       Name:  Anthony J. Kalupa

Title: VP/S                                                  Title: President - Central Region
